UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2026

Paymentus Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40429	45-3188251
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11605 North Community House Road, Suite 300
Charlotte, North Carolina		28277
(Address of Principal Executive Offices)		(Zip Code)

(888) 440-4826 Registrant’s Telephone Number, Including Area Code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PAY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2026 Executive Incentive Compensation Program

On March 9, 2026, the board of directors (the “Board”) of Paymentus Holdings, Inc. (the “Company”) adopted the Company’s 2026 Executive Incentive Compensation Plan (the “2026 Program”), which was established under the Company’s Executive Incentive Compensation Plan (“EICP”). The Board adopted the 2026 Program following its review of the Company’s executive compensation program and related information provided to the Board that was prepared for the Compensation Committee of the Board (the “Compensation Committee”) by its independent compensation consultant.

The name, position, current 2026 base salary and full-year target bonus amount of each of the Company’s executive officers participating in the 2026 Program is as follows:

Name	Position	2026 Base Salary	Target Bonus as a % of 2026 Base Salary
Dushyant Sharma	President and Chief Executive Officer	$382,454(1)	192.9%
Sanjay Kalra	Senior Vice President and Chief Financial Officer	$546,364(1)	100.0%
Jerry Portocalis	Chief Commercial Officer	$458,945(1)	100.0%
Andrew Gerber	General Counsel and Secretary	$372,894(1)	61.5%

_____________________________

(1) Represents a 3% increase over the 2025 base salary for each executive officer.

The performance components under the 2026 Program are equally weighted and consist of (i) gross revenue (“Revenue”), (ii) non-GAAP contribution profit (“CP”), (iii) Adjusted EBITDA, (iv) Adjusted EBITDA less capitalized software (“Adjusted EBITDA-LCS”), and (v) individual performance, with a performance target established for each of the four financial components for the fiscal year ending December 31, 2026. Each component under the 2026 Program may be achieved and a corresponding payout made independent of the other components, but the minimum threshold (as described below) for at least two of the four financial components must be achieved before any bonus payments will be made.

Under the 2026 Program, (i) a minimum threshold equal to 90% of the Revenue and CP targets must be met before any bonus payments will be made with respect to such components, and in the event either of the Revenue or CP targets are achieved at a level above 100% of the target for such components, the participant may receive up to an additional 10% payout with respect to such components, and (ii) a minimum threshold equal to 80% of the Adjusted EBITDA and Adjusted EBITDA-LCS targets must be met before any bonus payments will be made with respect to such components, and in the event either of the Adjusted EBITDA or Adjusted EBITDA-LCS targets are achieved at a level above 100% of the target for such components, the participant may receive up to an additional 10% payout with respect to such components. The individual performance payout will range from 0 to 120%, as determined by the Compensation Committee.

Payment of bonus amounts earned, if any, under the 2026 Program will be made following approval by the Audit Committee of the Board of the Company’s 2026 audited financial statements.

Unless otherwise determined by the Compensation Committee, participants in the 2026 Program must remain employed by the Company through the date that any bonus amount is paid in order to receive the bonus payment. The Board and the Compensation Committee, each in its sole discretion, generally retain the right to amend, supplement, supersede or cancel the 2026 Program for any reason, and reserve the right to determine whether and when to pay out any bonus amounts pursuant to or outside of the 2026 Program, regardless of the achievement of the performance targets.

The EICP under which the 2025 Program was established is filed as Exhibit 10.3 to our Annual Report on Form 10-K for the year ended December 31, 2025 and described in our Definitive Proxy Statement, dated April 23, 2025, under the heading “Executive Compensation—Non-Equity Incentive Plan Compensation.”

2026 RSU Grants

On March 9, 2026, the Board, based upon the recommendation of the Compensation Committee, approved a grant of time-based restricted stock units (“RSUs”) under the Company’s 2021 Equity Incentive Plan (the “Plan”) to Messrs. Kalra, Portocalis and Gerber (the “RSU Grants”), in conjunction with a grant of RSUs to a broad base of Company employees. The RSU Grants are designed to improve retention, incentivize future performance and increase the equity holdings of certain of the Company’s key employees. In approving the RSU Grants, the Board and Compensation Committee considered benchmark data for peer companies and other information from Compensia, the Compensation Committee’s independent compensation consultant.

Messrs. Kalra and Portocalis will each receive 139,644 RSUs, and Mr. Gerber will receive 23,274 RSUs. Each RSU represents the right to receive one share of the Company’s Class A common stock upon vesting. The RSUs were granted on March 9, 2026. One fifth of each RSU Award will vest on the one-year anniversary of the grant date, and one twentieth of the RSUs will vest on a quarterly basis thereafter on each quarterly vesting date beginning on August 15, 2027, subject to each recipient’s continued service to the Company through the vesting date. Quarterly vesting dates with respect to any calendar year are February 15, May 15, August 15 and November 15. The RSU Awards were granted pursuant to, and in accordance with, the terms of the Plan and the form of Restricted Stock Unit Award Agreement (the “RSU Agreement”), which is filed herewith as Exhibit 10.1. This summary description does not purport to be complete and is qualified entirely by reference to the full text of the RSU Agreement, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

10.1+	Form of Restricted Stock Unit Award Agreement for Employees under the 2021 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ Indicates a management contract or compensatory plan or arrangement.

PAYMENTUS HOLDINGS, INC.

Date:	March 13, 2026	By:	/s/ Dushyant Sharma
Dushyant Sharma Chairman, President and Chief Executive Officer